ADAMS
DIVERSIFIED EQUITY
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2024
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Managed Distribution Policy

The Board of Directors of Adams Diversified Equity Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders, which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
The U.S. equity market continued its strong performance in the third quarter, with the S&P 500 Index ending the period at its 43rd all-time high of 2024. While there was a resurgence of recessionary fears and a brief spike in volatility early in the quarter, both dissipated quickly. Stocks resumed their rise as inflation data continued to cool and economic growth remained solid. A long-awaited interest rate cut by the U.S. Federal Reserve (Fed) supported investor sentiment and drove confidence in the likelihood of a soft landing.
“Market leadership reversed during the quarter, and the breadth of gains broadened significantly.”

At its September meeting, the Fed reduced the Federal Funds rate by half a percentage point. The rate cut was the first since 2020, and the first change of any kind since July 2023, when the central bank ended a string of 11 rate hikes with the Federal Funds rate at a 23-year high. The Fed’s policy statement noted an uncertain economic outlook, and that inflationary pressure continues to subside. They indicated the half-point reduction reflected “progress on the balance of risks,” signaling a shift from a primary focus on inflation. As the labor market continued to soften, the Fed stated that “the risks to achieving its employment and inflation goals are roughly in balance.”
The S&P 500’s total return for the quarter was 5.9%, bringing its year-to-date performance to 22.1%. Market leadership reversed during the quarter, and the breadth of gains broadened significantly. Small- and mid-cap stocks outperformed their larger peers and value stocks beat their growth counterparts. At the sector level, both Information Technology and Communication Services underperformed in the quarter after leading the market in the prior 18 months as the artificial intelligence (AI)-fueled reign of mega-cap technology and communications stocks lost steam. Utilities, Real Estate, Industrials, and Financials all returned greater than 10% and eight of the 11 sectors outperformed the market in the quarter.
The market’s gains broadened at the stock level as well. In the first half of the year, fewer than 25% of S&P 500 constituents outperformed the Index. This continued the trend from 2023 when only 27% of stocks beat the benchmark, an annual level seen only once before since 1980. During the third quarter, 66% of S&P 500 stocks outperformed the Index.

Letter to Shareholders (continued)

Our Fund advanced 4.7% during the third quarter. Industrials and Consumer Staples were the biggest contributors to our performance, while Information Technology, Financials, and Health Care were the biggest detractors. The Fund is up 21.3% year to date.
The Industrials sector was our strongest contributor to relative performance as our holdings posted a 14.6% return, nearly 3% higher than the sector’s return in the benchmark. Two stocks we added in the second quarter, Parker Hannifin, a leading manufacturer of industrial and aerospace products and systems, and 3M, a diversified industrial manufacturer, were leading contributors to our outperformance in the quarter. Parker’s gains came on the back of strong profit growth in its aerospace division. Shares of 3M advanced sharply as the company beat analysts’ estimates and lifted guidance.
Consumer Staples was also an area of relative strength, as our holdings advanced 12.5%. Philip Morris was a leading contributor as investors rewarded the tobacco company’s success in transitioning smokers to its smoke-free products, which have registered strong sales growth and market share gains. The company raised guidance amid higher demand for its ZYN nicotine pouch brand. Our position in Walmart also contributed meaningfully, as shares continued to benefit from strong spending for essentials, even as consumers pared back elsewhere. Comparable sales and e-commerce revenues rose sharply, and Walmart raised guidance across the board.
Information Technology was the largest detractor from relative performance, due to stock selection in the semiconductor and software industry groups. Shares of semiconductor equipment firm Lam Research and memory chipmaker Micron Technology declined sharply, as stocks that have recently benefited from optimism about AI suffered amid investors’ rotation. Software provider Intuit’s shares declined after it reduced guidance for growth in its core consumer tax business as it focuses on increasing higher margin services to support its products.
Our holdings in Financials returned 7.5%, trailing the sector, with the biggest detractors being Charles Schwab and American International Group (AIG). Schwab missed earnings as headwinds re-emerged in its cash management business, issues now expected to have a lingering impact on results. As such, we exited the position. AIG’s stock declined amidst concern related to the sale of its life insurance subsidiaries. Both PNC Financial Services Group and Allstate advanced nearly 20%, offsetting some of the weakness in the sector.

Letter to Shareholders (continued)

Stock selection in Health Care also weighed on returns, due largely to two stocks: medical technology firm Edwards Lifesciences and diabetes device maker DexCom. Both stocks declined sharply in reaction to late-July earnings announcements. Edwards lowered guidance for transcatheter aortic heart-valve replacements, while DexCom cut its full-year sales outlook. Given the change in expectations, we exited both positions during the quarter.
For the nine months ended September 30, 2024, the total return on the Fund’s net asset value (NAV) per share (with dividends and capital gains reinvested) was 21.3%. This compares to a 22.1% total return for the S&P 500 and a 20.4% total return for the Morningstar U.S. Large Blend category over the same period. The total return on the market price of the Fund’s shares for the period was 24.9%.
For the twelve months ended September 30, 2024, the Fund’s total return on NAV was 37.0%. Comparable figures for the S&P 500 and the Morningstar U.S. Large Blend category were 36.4% and 34.5%, respectively. The Fund’s total return on market price for the period was 41.9%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $62 million, or $.54 per share. The first distribution under a new managed distribution policy adopted by the Board was made during the quarter. This policy commits the Fund to distribute at least 2% of average NAV with each quarterly distribution. Additionally, the Fund paid $279 million to shareholders that participated in a tender offer conducted in the quarter.
Looking forward, all eyes will be on the U.S. election, with the Presidency and control of both houses of Congress hanging in the balance. It’s a source of angst for a lot of investors, and while conventional wisdom holds that the results and aftermath could drive significant volatility, history has shown the impact on markets tends to be limited.
Still, it’s a source of uncertainty, one of many that will likely influence the market and possibly impact investor perceptions about an economic soft landing. The wars in Eastern Europe and the Middle East continue, with the danger of a larger conflict intensifying in the latter. The softening labor market is another concern, especially if it drives consumers to truly pull back on spending. While the Fed’s rate cut reflects expectations of a soft landing, the central bank’s path forward could change quickly: Fed Chair Jerome Powell said more cuts are likely “if the economy behaves as expected.”

Letter to Shareholders (continued)

The economy doesn’t always behave as expected, and neither does the stock market. So, what’s an investor to do? We believe the answer is to keep your eyes on the long term, and don’t let emotional ups and downs push you away from your investing plan. At Adams Funds, we’ll continue to use our disciplined process to identify timely opportunities in strong companies that are executing at a high level and trading at attractive valuations. We will remain focused on the long-term perspective and thoughtful assessment of risk and reward, no matter what comes next. We appreciate the trust you have placed in us and will continue to work hard on your behalf.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
October 17, 2024

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2024	2023
At September 30:
Net asset value per share	$24.31	$19.43
Market price per share	$21.56	$16.64
Shares outstanding	112,690,081	120,809,873
Total net assets	$2,739,312,275	$2,347,175,163
Average net assets	$2,760,559,116	$2,300,787,863
Unrealized appreciation on investments	$1,327,790,426	$821,084,338

For the nine months ended September 30:
Net investment income	$12,189,226	$14,162,231
Net realized gain (loss)	$217,531,118	$88,016,912
Cost of shares repurchased*	$278,744,260	$1,412,997
Shares repurchased*	12,405,174	92,434
Total return (based on market price)	24.9%	15.5%
Total return (based on net asset value)	21.3%	12.8%

Key ratios:
Expenses to average net assets**	0.61%	0.62%
Net investment income to average net assets**	0.59%	0.83%
Portfolio turnover**	64.2%	74.2%
Net cash & short-term investments to net assets	0.6%	0.3%

*
For 2024, consists of shares purchased in a tender offer.

**
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2024
(unaudited)
	Market Value	Percent of Net Assets
Apple Inc.	$210,678,600	7.7%
Microsoft Corporation	202,197,970	7.4
NVIDIA Corporation	173,052,000	6.3
Amazon.com, Inc.	112,692,384	4.1
Alphabet Inc. Class A	95,960,810	3.5
Meta Platforms, Inc. Class A	76,821,448	2.8
JPMorgan Chase & Co.	55,448,378	2.0
Adams Natural Resources Fund, Inc.*	51,982,126	1.9
Broadcom Inc.	50,577,000	1.8
Eli Lilly and Company	50,027,260	1.8
	$1,079,437,976	39.3%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

September 30, 2024
(unaudited)
	Shares	Value (a)
Common Stocks — 99.4%
Communication Services — 9.0%
Alphabet Inc. Class A	578,600	$95,960,810
Meta Platforms, Inc. Class A	134,200	76,821,448
Netflix, Inc. (b)	38,322	27,180,645
Omnicom Group Inc.	106,600	11,021,374
T-Mobile US, Inc.	84,500	17,437,420
Verizon Communications Inc.	411,400	18,475,974
		246,897,671
Consumer Discretionary — 10.3%
Amazon.com, Inc. (b)	604,800	112,692,384
Booking Holdings Inc.	6,200	26,115,144
Home Depot, Inc.	37,900	15,357,080
McDonald’s Corporation	82,100	25,000,271
O’Reilly Automotive, Inc. (b)	18,500	21,304,600
Skechers U.S.A., Inc. Class A (b)	250,900	16,790,228
Tesla, Inc. (b)	121,800	31,866,534
Uber Technologies, Inc. (b)	309,300	23,246,988
Ulta Beauty, Inc. (b)	27,400	10,661,888
		283,035,117
Consumer Staples — 6.1%
Coca-Cola Company	144,000	10,347,840
Colgate-Palmolive Company	195,000	20,242,950
Costco Wholesale Corporation	9,800	8,687,896
PepsiCo, Inc.	47,800	8,128,390
Philip Morris International Inc.	213,335	25,898,869
Post Holdings, Inc. (b)	125,100	14,480,325
Procter & Gamble Company	70,249	12,167,127
Sysco Corporation	222,100	17,337,126
Target Corporation	110,600	17,238,116
Walmart Inc.	412,543	33,312,847
		167,841,486
Energy — 3.6%
Adams Natural Resources Fund, Inc. (c)(g)	2,238,679	51,982,126
Baker Hughes Company	229,900	8,310,885
Chevron Corporation	79,900	11,766,873
Diamondback Energy, Inc.	90,600	15,619,440
Energy Select Sector SPDR Fund	59,300	5,206,540
Hess Corporation	30,800	4,182,640
		97,068,504

Schedule of Investments (continued)

September 30, 2024
(unaudited)
	Shares	Value (a)
Financials — 12.5%
Allstate Corporation	104,500	$19,818,425
American International Group, Inc.	264,600	19,376,658
Bank of America Corp.	750,768	29,790,474
Berkshire Hathaway Inc. Class B (b)	82,643	38,037,267
JPMorgan Chase & Co.	262,963	55,448,378
M&T Bank Corporation	79,400	14,142,728
Marsh & McLennan Companies, Inc.	89,200	19,899,628
Mastercard Incorporated Class A	30,562	15,091,516
Morgan Stanley	231,069	24,086,632
MSCI Inc. Class A	18,600	10,842,498
PayPal Holdings, Inc. (b)	204,100	15,925,923
PNC Financial Services Group, Inc.	127,700	23,605,345
S&P Global, Inc.	34,700	17,926,714
Visa Inc. Class A	139,761	38,427,287
		342,419,473
Health Care — 11.6%
AbbVie, Inc.	199,000	39,298,520
Boston Scientific Corporation (b)	213,700	17,908,060
Cencora, Inc.	69,200	15,575,536
Cigna Group	78,600	27,230,184
Danaher Corporation	72,900	20,267,658
Eli Lilly and Company	56,468	50,027,260
HCA Healthcare, Inc.	30,500	12,396,115
Health Care Select Sector SPDR Fund	45,800	7,054,116
Johnson & Johnson	92,100	14,925,726
Merck & Co., Inc.	86,400	9,811,584
Regeneron Pharmaceuticals, Inc. (b)	21,700	22,811,908
Thermo Fisher Scientific Inc.	48,100	29,753,217
UnitedHealth Group Incorporated	32,400	18,943,632
Vertex Pharmaceuticals Incorporated (b)	35,100	16,324,308
Zoetis, Inc. Class A	79,400	15,513,172
		317,840,996

Schedule of Investments (continued)

September 30, 2024
(unaudited)
	Shares	Value (a)
Industrials — 8.5%
3M Company	120,600	$16,486,020
Carrier Global Corporation	174,500	14,045,505
General Dynamics Corporation	77,200	23,329,840
Hubbell Incorporated	47,400	20,303,790
Leidos Holdings, Inc.	146,400	23,863,200
Parker-Hannifin Corporation	35,300	22,303,246
Republic Services, Inc.	99,000	19,883,160
RTX Corporation	203,900	24,704,524
Trane Technologies plc	61,200	23,790,276
TransDigm Group Incorporated	16,900	24,118,497
Union Pacific Corporation	74,800	18,436,704
		231,264,762
Information Technology — 31.0%
Accenture plc Class A	26,819	9,479,980
Adobe Inc. (b)	26,600	13,772,948
Analog Devices, Inc.	98,100	22,579,677
Apple Inc.	904,200	210,678,600
Arista Networks, Inc. (b)	61,691	23,678,240
Broadcom Inc.	293,200	50,577,000
Cisco Systems, Inc.	232,800	12,389,616
Intuit Inc.	43,200	26,827,200
Lam Research Corporation	32,200	26,277,776
Micron Technology, Inc.	177,300	18,387,783
Microsoft Corporation	469,900	202,197,970
NVIDIA Corporation	1,425,000	173,052,000
Oracle Corporation	48,800	8,315,520
Salesforce, Inc.	57,400	15,710,954
Technology Select Sector SPDR Fund	109,000	24,607,840
Texas Instruments Incorporated	51,600	10,659,012
		849,192,116
Materials — 2.1%
Freeport-McMoRan, Inc.	339,400	16,942,848
International Flavors & Fragrances Inc.	67,700	7,103,761
Linde plc	55,100	26,274,986
PPG Industries, Inc.	53,500	7,086,610
		57,408,205
Real Estate — 2.3%
American Tower Corporation	71,000	16,511,760
CBRE Group, Inc. Class A (b)	104,700	13,033,056
Prologis, Inc.	129,600	16,365,888
Public Storage	48,400	17,611,308
		63,522,012

Schedule of Investments (continued)

September 30, 2024
(unaudited)
	Shares	Value (a)
Utilities — 2.4%
Constellation Energy Corporation	23,000	$5,980,460
DTE Energy Company	124,700	16,012,727
Entergy Corporation	100,700	13,253,127
NextEra Energy, Inc.	314,800	26,610,044
Vistra Corp.	27,200	3,224,288
		65,080,646
Total Common Stocks
(Cost $1,394,116,937)		2,721,570,988
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(g)
(Cost $150,000)		466,000
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 4.94% (e)	5,199,439	5,202,559
Northern Institutional Funds Treasury Portfolio, Premier Class, 4.78% (e)	1,068,755	1,068,755
Western Asset Institutional Liquid Reserves Fund, Institutional Class, 4.96% (e)	13,749,400	13,750,775
Total Short-Term Investments
(Cost $20,018,584)		20,022,089
Total — 100.1%
(Cost $1,414,285,521)		2,742,059,077
Other Assets Less Liabilities — (0.1)%		(2,746,802)
Net Assets — 100.0%		$2,739,312,275

Schedule of Investments (continued)

September 30, 2024
(unaudited)
Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Emerson Electric Co. (126,900 shares)	10/1/2025	$13,300,224	$519,288	$—
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Industrial Select Sector SPDR Fund (101,900 shares)	10/1/2025	(13,293,670)	—	(502,418)
Gross unrealized gain (loss) on open total return swap agreements					$519,288	$(502,418)
Net unrealized gain on open total return swap agreements (f)					$16,870

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
Counterparty for all open total return swap agreements is Morgan Stanley.

(g)
During the nine months ended September 30, 2024, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)*	2,238,679	502,958	1,115,255	5,688,140	51,982,126
Total		$502,958	$1,115,255	$5,688,140	$52,448,126

*
The Fund elected to receive 51,905 shares (cost basis $1,180,858) in lieu of cash for certain distributions received in 2024. Cost basis at end of period was $35,150,872.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (3) (4) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Equiniti Trust Company, LLC
Attn: Stockholder Relations Department
P.O. Box 500
Newark, NJ 07101
(877) 260-8188
Website: https://equiniti.com/us/ast-access
Email: helpAST@equiniti.com